EXHIBIT 10.20

     TRUSTEE RESIGNATION AND AGENT APPOINTMENT AGREEMENT

          THIS AGREEMENT, dated as of July 2, 2000 is made by and among The Neiman Marcus Group, Inc., a Delaware corporation ("NMG"), Neiman Marcus Funding Corporation, a Delaware corporation (the "Seller" and, together with NMG, each a "Company"), The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank, N.A.) ("Chase") and THE BANK OF NEW YORK, a banking corporation duly organized and existing under the laws of the State of New York ("Successor Trustee").

                         BACKGROUND:

          A. The Companies and Chase are parties to a Pooling and Servicing Agreement (the "Base Agreement") dated as of March 1, 1995 and a Series 1995-1 Supplement (the "Existing Supplement" and together with the Base Agreement, the "Pooling Agreement") to the Base Agreement. The final payment on the Investor Certificates (the "1995-1 Certificates") issued pursuant to (and as defined in) the Existing Supplement is due on July 15, 2000 (the "Final Distribution Date"), and Chase, as trustee under the
Pooling Agreement (in such capacity, together with any successor in that capacity, the "Trustee"), holds the funds (the "Final Distribution Funds") necessary to make that final payment.

          B. Section 11.07 of the Pooling Agreement provides that the Trustee may at any time resign by giving written notice of such resignation to NMG, in its capacity as Servicer, effective upon the acceptance by a successor Trustee of its appointment as a successor Trustee.

          C. Section 11.07 of the Pooling Agreement provides that, if the Trustee shall resign, the Seller shall promptly appoint a successor Trustee.

          D. Section 11.08 of the Pooling Agreement provides that any successor Trustee appointed in accordance with the Pooling Agreement shall execute, acknowledge and deliver to the Companies and to its predecessor trustee an instrument accepting such appointment under the Pooling Agreement, and thereupon the resignation of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of the predecessor trustee.

          E. Pursuant to Sections 6.04 and 6.07 of the Pooling Agreement, Chase was appointed Transfer Agent and Registrar (the "Registrar") and Paying Agent.

          F. The Company desires to appoint Successor Trustee as Trustee, Paying Agent and Registrar to succeed Chase in such capacities under the Pooling Agreement, except that Chase will continue as Paying Agent and Registrar for the 1995-1 Certificates pursuant to Section 1.5 below.

          G. Successor Trustee is willing to accept such appointment as successor Trustee, Paying Agent and Registrar under the Pooling Agreement.

          NOW, THEREFORE, the Companies, Chase and Successor Trustee, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

                   1.THE RESIGNING TRUSTEE

1.1 Pursuant to Section 11.07 of the Pooling Agreement, Chase hereby notifies NMG, as the Servicer, that Chase is hereby resigning as Trustee under the Pooling Agreement. In its capacity as the resigning Trustee, Chase is referred to below as "Resigning Trustee."

1.2       Resigning Trustee hereby represents and warrants to Successor
          Trustee that:

               No covenant or condition contained in the Pooling Agreement has been waived by Resigning Trustee or, to the best knowledge of responsible officers of Resigning Trustee's corporate trust department, by the Holders of the percentage in aggregate principal amount of the 1995-1 Certificates required by the Pooling Agreement to effect any such waiver.

               There is no action, suit or proceeding pending or, to the best knowledge of responsible officers of Resigning Trustee's corporate trust department, threatened against Resigning Trustee before any court or any governmental authority arising out of any act or omission of Resigning Trustee as Trustee under the Pooling Agreement.

               As of the effective date of this Agreement, Resigning Trustee will hold no moneys or property under the Pooling Agreement, other than the Final Distribution Funds.

               Pursuant to Section 6.02 of the Pooling Agreement, Resigning Trustee duly authenticated and delivered, on March 15, 1995, $300,000,000 aggregate principal amount of 1995-1 Certificates, comprised of (a) $225,000,000 Class A Certificates, which have been paid in full, (b) $21,000,000 Class B Certificates (the "Class B Certificates"), which are to be paid in full with the Final Distribution Funds and (c) $54,000,000 of Class C Certificates (the "Class C Certificates"), which are registered in the name of the Seller and will be presented for cancellation on or about the Final Distribution Date.

               This Agreement has been duly authorized, executed and delivered on behalf of Resigning Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

               No responsible officer of the Resigning Trustee's corporate trust department has received notice of any event that has occurred and is continuing which is, or after notice or lapse of time would become, an Early Amortization Event under the Pooling Agreement.

          1.3 Resigning Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Resigning Trustee in and to the trust under the Pooling Agreement and all the rights, powers and trusts of the Trustee under the Pooling Agreement, subject to
Section 1.5 below. Resigning Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee the rights, powers and trusts hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Paying Agent and Registrar.

          1.4 If the Class B Certificates are not paid in full, or the Class C Certificates are not cancelled, in either case on the Final Distribution
Date, Resigning Trustee shall deliver to Successor Trustee, promptly after the Final Distribution Date, all of the documents listed on Exhibit A hereto.

          1.5 Chase shall continue as Paying Agent and Registrar for the Class B Certificates and the Class C Certificates. Although the Companies and the Successor Trustee are amending and restating the Base Agreement as of the date of this Agreement, such amendment and restatement shall not affect in any way the rights, duties or obligations of Chase as Paying Agent and Registrar for the Class B Certificates and Class C Certificates, which Chase shall carry out under the terms of the Pooling Agreement as in effect prior to the amendment and restatement, without giving effect to the amendment and restatement. The Resigning Trustee hereby retains any rights under the Pooling Agreement which accrued to the benefit of the Resigning Trustee prior to the effective date of this resignation.


                       2.THE COMPANIES

2.1 The Companies hereby accept the resignation of Resigning Trustee as Trustee, Paying Agent and Registrar under the Pooling Agreement.

2.2 The Seller hereby appoints Successor Trustee as Trustee, Paying Agent and Registrar under the Pooling Agreement to succeed to, and hereby vests Successor Trustee with, all the rights, powers, duties and obligations of Resigning Trustee under the Pooling Agreement with like effect as if originally named as Trustee, Paying Agent and Registrar in the Pooling Agreement, subject to Section 1.5 above.

2.3 If the 1995-1 Class B Certificates are not paid in full on the Final Distribution Date, the Companies shall cause a notice, substantially in the form of Exhibit B annexed hereto, to be sent to each Holder of the 1995-1 Class B Certificates in accordance with the provisions of Section
11.08 of the Pooling Agreement.

2.4 Each Company hereby represents and warrants to Resigning Trustee and Successor Trustee that:

          It is a corporation duly and validly organized and existing pursuant to the laws of the State of Delaware.

          The Pooling Agreement was validly and lawfully executed and delivered by such Company and the 1995-1 Certificates were validly issued.

          It has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility under the Pooling Agreement.

          No event has occurred and is continuing which is, or after notice or lapse of time would become, an Early Amortization Event under the Pooling Agreement.

          No covenant or condition contained in the Pooling Agreement has been waived by such Company or, to the best of such Company's knowledge, by Holders of the percentage in aggregate principal amount of the 1995-1 Certificates required to effect any such waiver.

          There is no action, suit or proceeding pending or, to the best of such Company's knowledge, threatened against such Company before any court or any governmental authority arising out of any act or omission of such Company under the Pooling
          Agreement.

          This Agreement has been duly authorized, executed and delivered on behalf of such Company and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

          All conditions precedent relating to the appointment of The Bank of New York as successor Trustee, Paying Agent and
          Registrar under the Pooling Agreement have been complied with by such Company.


                  3.  THE SUCCESSOR TRUSTEE

3.1 Successor Trustee hereby represents and warrants to Resigning Trustee and to the Company that:

          Successor Trustee is eligible under the provisions of Section
          11.06 of the Pooling Agreement to act as Trustee under the Pooling Agreement.

          This Agreement has been duly authorized, executed and delivered on behalf of Successor Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

3.2 Successor Trustee hereby accepts its appointment as successor Trustee, Paying Agent and Registrar under the Pooling Agreement and assumes the rights, powers, duties and obligations of Resigning Trustee as Trustee, Paying Agent and Registrar under the Pooling Agreement, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee, Paying Agent and Registrar under the Pooling Agreement, subject to
Section 1.5 above.

                      4  .MISCELLANEOUS

4.1 Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein which are defined in the Pooling Agreement shall have the meanings assigned to them in the Pooling Agreement.

4.2 This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the opening of business on July 2, 2000.

4.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

4.4 This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

4.5 The Companies, Resigning Trustee and Successor Trustee hereby acknowledge receipt of an executed and acknowledged counterpart of this Agreement and the effectiveness thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Trustee
Resignation and Agent Appointment Agreement to be duly executed and acknowledged and their respective seals to be affixed hereunto and duly attested all as of the day and year first above written.


[SEAL]

Attest:        THE NEIMAN MARCUS GROUP,
                 INC., a Delaware corporation


By:                 By:
Name:          Name:
Title:         Title:


[SEAL]


Attest:        NEIMAN MARCUS FUNDING
                 CORPORATION, a Delaware
                 corporation


By:            By:
Name:          Name:
Title:         Title:


[SEAL]


Attest:        THE CHASE MANHATTAN
                 BANK, as Resigning Trustee


By:            By:
Name:          Name:
Title:         Title:



[SEAL]


Attest:        THE BANK OF NEW YORK, a
                 New York banking corporation, as
                 Successor Trustee

By:               By:
Name:          Name:
Title:         Title:


STATE OF            )
                         : ss:
COUNTY OF                )




On the            day of                                 , 2000,
before me personally came                                      to me known,
who, being by me duly sworn, did depose and say that he/she resides at __________________________________; that he/she is ____________________ of
The Neiman Marcus Group, Inc., one of the corporations described in and which executed the above instrument; that he/she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.






            Notary Public


STATE OF                                )
                                             : ss:
COUNTY OF                               )




On the            day of                                 , 2000,
before me personally came                                      to me known,
who, being by me duly sworn, did depose and say that he/she resides at __________________________________; that he/she is ____________________ of
Neiman Marcus Funding Corporation, one of the corporations described in and which executed the above instrument; that he/she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.






            Notary Public


STATE OF            )
                         : ss:
COUNTY OF                )




On the          day of             , 2000, before me personally came
                          to me known, who, being by me duly sworn, did
depose and say that he/she resides at __________________________________;
that he/she is ____________________ of The Chase Manhattan Bank, one of the corporations described in and which executed the above instrument; that he/she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.




                                   Notary Public


STATE OF            )
                         : ss:
COUNTY OF                )




On the          day of             , 2000, before me personally came
                          to me known, who, being by me duly sworn, did
depose and say that he/she resides at __________________________________;
that he/she is ____________________ of The Bank of New York, one of the corporations described in and which executed the above instrument; that he/she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.




                                   Notary Public
                  EXHIBIT A



        Documents to be delivered to Successor Trustee


1.        Executed copy of Pooling Agreement.

2.        File of closing documents from initial issuance.

3.        Certified list of Holders as of                     , including
certificate detail and all "stop transfers" and the reason for such "stop transfers" (or, alternatively, if there are a substantial number of registered Holders, the computer tape reflecting the identity of such Holders).

4. Copies of any official notices sent by the Trustee to all the Holders of the 1995-1 Certificates pursuant to the terms of the Pooling Agreement during the past twelve months.

                          EXHIBIT B
                       [NMG LETTERHEAD]
                            NOTICE


To the Holders of                    of                   .


NOTICE IS HEREBY GIVEN, pursuant to Section 11.08 of the Pooling and Servicing Agreement (the "Pooling Agreement") dated as of March 1, 1995 among Neiman Marcus Funding Corporation, (the "Seller"), The Neiman Marcus Group, Inc. and The Chase Manhattan Bank, as Trustee, that The Chase Manhattan Bank has resigned as Trustee, Paying Agent and Transfer Agent and Registrar under the Pooling Agreement.

Pursuant to Sections 6.04, 6.07 and 11.08, respectively, of the Pooling Agreement, The Bank of New York, a corporation duly organized and existing under the laws of the State of New York, has accepted appointment as Trustee, Paying Agent and Transfer Agent and Registrar under the Pooling Agreement. The address of the corporate trust office of The Bank of New York is 101 Barclay Street, New York, New York 10286.

The Chase Manhattan Bank resignation as Trustee, Paying Agent and Transfer Agent and Registrar and The Bank of New York's appointment as successor Trustee, Paying Agent and Transfer Agent and Registrar were effective as of the opening of business on July 2, 2000.


Dated: Chestnut Hill, Massachusetts
        July __, 2000



                                 Very truly yours,

                                 THE NEIMAN MARCUS GROUP, INC.


                                 BY:
                                    Name:
                                    Title: